                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

        NEW YORK                                                 13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification No.)

          270 PARK AVENUE
          NEW YORK, NEW YORK                                        10017
(Address of principal executive offices)                          (Zip Code)

                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)

                             DENBURY RESOURCES INC.
               (Exact name of obligor as specified in its charter) SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS BELOW

               DELAWARE                                        75-2815171
    (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                        Identification Number)

5100 TENNYSON PARKWAY, SUITE 3000
             DALLAS, TEXAS                                         75024
(Address of principal executive offices)                          (Zip code)

                    7 1/2% SENIOR SUBORDINATED NOTES DUE 2013
                         (Title of indenture securities)
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                    TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                                                                ADDRESS, INCLUDING ZIP
                                                                                                CODE, AND TELEPHONE
                                                                                                NUMBER, INCLUDING AREA
                                                     STATE OR OTHER                             CODE, OF REGISTRANT
                                                     JURISDICTION OF            IRS EMPLOYER    GUARANTOR'S PRINCIPAL
         NAME                                        INCORPORATION                 ID NO.       EXECUTIVE OFFICE
         ----                                        ---------------            ------------    ----------------------
Denbury Offshore, Inc.                               Delaware                   75-2945532                *

Denbury Gathering & Marketing, Inc.                  Delaware                   75-3056150                *

Denbury Marine, L.L.C.                               Louisiana                  72-1311038                *

Denbury Energy Services, Inc.                        Texas                      75-2561223                *

* The address for each Additional Registrant Guarantor is 5100 Tennyson Parkway, Suite 3000, Dallas, Texas 75024, and the telephone number for each is (972) 673-2000.

                                    GENERAL


ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  New York State Banking Department, State House, Albany, New York 12110.

                  Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

                  Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

                  Federal Deposit Insurance Corporation, Washington, D.C.,
                  20429.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 14th day of May, 2003.

                                          JPMORGAN CHASE BANK

                                          By:    /s/  Rebecca A. Newman
                                              ----------------------------------
                                                      Rebecca A. Newman
                                              Vice President and Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business December 31, 2002,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                DOLLAR AMOUNTS
                             ASSETS                                              IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ...................       $ 18,102
     Interest-bearing balances ............................................          8,392
Securities:
Held to maturity securities ...............................................            396
Available for sale securities .............................................         79,372
Federal funds sold and securities purchased under agreements to resell
     Federal funds sold in domestic offices ...............................         16,164
     Securities purchased under agreements to resell ......................         67,327
Loans and lease financing receivables:
     Loans and leases held for sale .......................................         24,545
     Loans and leases, net of unearned income .............................       $159,647
     Less: Allowance for loan and lease losses ............................          3,572
     Loans and leases, net of unearned income and allowance ...............        156,075
Trading Assets ............................................................        194,198
Premises and fixed assets (including capitalized leases) ..................          6,280
Other real estate owned ...................................................            104
Investments in unconsolidated subsidiaries and associated companies .......            678
Customers' liability to this bank on acceptances outstanding ..............            349
Intangible assets
        Goodwill ..........................................................          2,159
        Other Intangible assets ...........................................          3,315
Other assets ..............................................................         44,932
TOTAL ASSETS ..............................................................       $622,388
                                                                                  ========

                                 LIABILITIES
Deposits
     In domestic offices .........................................................       $171,786
     Noninterest-bearing .........................................................       $ 75,101
     Interest-bearing ............................................................         96,685
     In foreign offices, Edge and Agreement subsidiaries and IBF's ...............        128,780
     Noninterest-bearing .........................................................       $  7,380
     Interest-bearing ............................................................        121,400

Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices .................................          5,701
     Securities sold under agreements to repurchase ..............................        120,579
Trading liabilities ..............................................................        118,113
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ...................................          8,388
Bank's liability on acceptances executed and outstanding .........................            356
Subordinated notes and debentures ................................................          8,528
Other liabilities ................................................................         24,520
TOTAL LIABILITIES ................................................................        586,751
Minority Interest in consolidated subsidiaries ...................................             97

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus ....................................              0
Common stock .....................................................................          1,785
Surplus  (exclude all surplus related to preferred stock) ........................         16,304
Retained earnings ................................................................         16,347
Accumulated other comprehensive income ...........................................          1,104
Other equity capital components ..................................................              0
TOTAL EQUITY CAPITAL .............................................................         35,540
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL .........................       $622,388
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR.  )
                                    ELLEN V. FUTTER           ) DIRECTORS
                                    FRANK A. BENNACK, JR.     )